UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 9, 2010
(Date of earliest event reported)	September 7, 2010

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On Sept. 9, 2010, ONEOK Partners, L.P. announced that it has completed the previously announced transaction to sell 49 percent of its ownership of Overland Pass Pipeline Company LLC to Williams Partners L.P.  Through certain of their subsidiaries, ONEOK Partners and Williams Partners each now own 50 percent of Overland Pass Pipeline Company LLC.

ONEOK Partners received approximately $424 million at closing in accordance with the joint-venture agreement.  ONEOK Partners will use the proceeds from the transaction to repay short-term debt and to fund capital projects.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated Sept. 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	September 9, 2010	By:	/s/ Curtis L. Dinan
Senior Vice President, Chief Financial Officer and Treasurer

3